Filed pursuant to Rule 497(e) and 497(k)

Registration No. 033-48907

BMO FUNDS, INC.

Supplement dated February 4, 2022 to the Prospectus,

Summary Prospectuses, and Statement of Additional Information, each dated December 29, 2021

On October 18, 2021, the Board of Directors (the “Board”) of BMO Funds, Inc. (the “Corporation”) approved an agreement and plan of reorganization (the “Plan”) providing for the reorganization of each of the BMO Government Money Market Fund, BMO Prime Money Market Fund and BMO Tax-Free Money Market Fund, each a series of the Corporation (each, a “BMO Money Market Fund” and together, the “BMO Money Market Funds”), into a corresponding series (each, an “Acquiring Fund”) of Goldman Sachs Trust (“GST”) (each, a “Reorganization” and together, the “Reorganizations”). The Board’s approval of each Reorganization was subject to approval by shareholders of the applicable BMO Money Market Fund. At a joint meeting of shareholders held on February 4, 2022, shareholders of the BMO Government Money Market Fund, BMO Prime Money Market Fund and BMO Tax-Free Money Market Fund approved the Plan with respect to each such BMO Money Market Fund. The Reorganizations are expected to close on or about February 11, 2022. Each Reorganization is subject to the satisfaction of the closing conditions set forth in the Plan.

A combined proxy statement/prospectus was mailed to shareholders of the BMO Money Market Funds in advance of the joint meeting of shareholders.

As a result of the Reorganizations, certain account features available to existing BMO Money Market Fund shareholders will no longer be available with the Acquiring Funds, including check writing privileges. All checks presented for payment after the closing of the Reorganizations will be rejected. Please review the applicable prospectus for the Acquiring Funds or contact fund services at GST at 800-621-2550 for more information on redemption procedures available with the Acquiring Funds.

In anticipation of the Reorganizations, the BMO Money Market Funds will not permit purchases, exchanges or redemptions after Friday, February 11 at 11:00 a.m. (Central Time) for the BMO Tax-Free Money Market Fund and 12:00 p.m. (Central Time) for each of the BMO Prime Money Market Fund and BMO Government Money Market Fund.

Please retain this Prospectus Supplement with your Prospectus, Summary Prospectus and Statement of Additional Information for future reference.